Sextant Global High Income Fund

Ticker Symbol: SGHIX

March 30, 2012

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Global High Income Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.sextantfunds.com/prospectus. You can also get this information at no cost by calling 1-800/SATURNA or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 30, 2012, are incorporated by reference into this Summary Prospectus.

Sextant Global High Income Fund

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Investment Objective

High income, with a secondary objective of capital preservation.

Fees and Expenses

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (varies with performance)	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses¹	0.40%
Total Annual Fund Operating Expenses	1.25%
Fee Waiver and Expense Reimbursement	0.35%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement²	0.90%

¹ The "Other Expenses" are based on estimated amounts for the initial fiscal year.

² The adviser has committed through March 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 0.90%. The committed net operating expense ratio may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$127	$397

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Global High Income Fund began operations on March 30, 2012 (the date of this Prospectus) and had not yet made any purchases or sold any portfolio securities, and therefore does not have a portfolio turnover rate to report.

Principal Investment Strategies

The Global High Income Fund invests in a globally diversified portfolio of income-producing debt and equity securities. It applies a consistent, value-oriented approach to security selection, basing investment decisions on current income and expected total return, adjusted for risk. It adjusts allocations to individual securities to manage the portfolio's fundamental risks, such as industry, country, currency, inflation, interest rate, liquidity, and credit cycle risks. In addition, the Fund will attempt to capitalize on periodic stress in leveraged credit markets, which may result in more volatile current income in exchange for more attractive long-term, risk-adjusted total return consistent with its investment objective. The Fund normally includes securities from at least three countries outside the U.S.

Under normal circumstances, the Fund invests its assets as follows:

  No more than 50% in common stocks
  No more than 50% in securities of U.S. issuers
  No more than 50% in bonds rated A- or higher
  No more than 33% in securities of emerging market issuers
  No hedges, credit default swaps, or other transactions involving leverage or borrowings

Principal Risks of Investing

The value of Global High Income Fund shares rises and falls as the value of the securities in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, currencies, industries and companies in which the Fund invests.

Investment in the Fund entails the risks of both equity and debt securities, although it seeks to mitigate these risks through a widely diversified portfolio that includes foreign and domestic stocks and bonds. Security prices are subject to market risk, and common stocks in particular may be subject to price declines that are steep, sudden, and/or prolonged.

Foreign investing involves risks not normally associated with U.S. securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Bonds have interest rate risk, generally falling in price when rates increase. The longer a bond's maturity, the more sensitive the bond

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Sextant Global High Income Fund

is to interest rate changes. Bonds also entail credit risk, which is the possibility that a bond will not pay interest or principal when due. If a bond's credit quality is perceived to decline, investors will demand a higher yield, which means a lower price.

Issuers of high yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest, principal, and dividend payments as expected. Investments in high yield securities can be speculative in nature. High yield bonds may have low or no ratings, and may be considered "junk bonds." The prices of high yield securities generally fluctuate more than those of higher quality. High yield securities are generally more illiquid (harder to sell) and harder to value.

Performance

The Global High Income Fund began operations on March 30, 2012, and consequently has no historical returns to report. Future reports will show how the Fund's average annual total returns for the required time periods compare to the S&P Global 1200 Index.

A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

Investment Adviser

Saturna Capital Corporation is Global High Income Fund's investment adviser.

Portfolio Managers

Since Fund inception in 2012, Mr. Bryce Fegley CFA and Mr. John Scott CFA, portfolio managers and investment analysts of Saturna Capital Corporation, have been the persons primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government issued identity document, and a check for $1,000 or more ($100 under a group or retirement plan) payable to the Global High Income Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write: Sextant Mutual Funds
Box N
Bellingham, WA 98227-0596

Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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